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                                                                    EXHIBIT 23.9

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Asset Leasing Ltd.:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                          Moore Stephens
                                          Chartered Accountants


Nicosia, Cyprus
December 15, 1999